SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into as of this ____ day of May, 1997, by and between AMBASSADOR VIII,
L. P., a Delaware limited partnership ("Purchaser") and CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership and CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership and CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership (together "Seller").

                                  WITNESSETH

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale, dated as of April 30, 1997, and that certain First Amendment to Agreement of Sale, dated as of May 6, 1997 (as amended, the _Agreement_), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement; and

     WHEREAS, Seller and Purchaser desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. The Purchase Price (as defined in Paragraph 1 of the Agreement) is hereby amended to Seven Million Two Hundred Thousand and No/100 Dollars ($7,200, 000.00).

3. Purchaser hereby waives any rights it may have under Paragraph 7.1 of the Agreement to terminate the Agreement.

4. Except as amended hereby the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

5. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an _original_ for all purposes.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                              PURCHASER:
                              ----------

                              AMBASSADOR VIII, L.P., a Delaware limited partnership

                              By:  Ambassador VIII, Inc., a Delaware
                                   corporation

                              By:  /s/ Adam D. Peterson
                                   ----------------------------------
                              Name:     Adam D. Peterson
                                   ----------------------------------
                              Its:      Executive Vice President
                                   ----------------------------------

                              SELLER:
                              -------

                              CEDAR CREEK PARTNERS I LIMITED PARTNERSHIP, an Illinois limited partnership

                              By: Cedar Creek Partners-I, Inc., an Illinois corporation, its general partner

                                   By:  /s/ James E. Mendelson
                                        -------------------------------------
                                   Name:     James E. Mendelson
                                        -------------------------------------
                                   Its:      Senior V.P.
                                        -------------------------------------

                              CEDAR CREEK PARTNERS II LIMITED PARTNERSHIP, an Illinois limited partnership

                              By: Cedar Creek Partners-II, Inc., an Illinois corporation, its general partner

                                   By:  /s/ James E. Mendelson
                                        ------------------------------------
                                   Name:     James E. Mendelson
                                        ------------------------------------
                                   Its:      Senior V.P.
                                        ------------------------------------
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